EXHIBIT 1

                             JOINT FILING AGREEMENT

         Each of the undersigned hereby acknowledges and agrees, in compliance with the provisions of Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, that the Schedule 13D to which this Agreement is attached as an Exhibit (the "Schedule 13D"), and any amendments thereto, will be filed with the Securities and Exchange Commission jointly on behalf of the undersigned. This Agreement may be executed in one or more counterparts. Dated:
February 3, 2003

                                PERSEUS-SOROS BIOPHARMACEUTICAL FUND, LP

                                By:     Perseus-Soros Partners, LLC,
                                        General Partner

                                By:     SFM Participation, L.P.,
                                        Managing Member

                                By:     SFM AH, LLC
                                        General Partner

                                By:     Soros Private Funds Management LLC
                                        Managing Member

                                By:     George Soros,
                                        Sole Member

                                By:     /s/ Richard D. Holahan, Jr.
                                        ---------------------------------------
                                        Name:  Richard D. Holahan, Jr.
                                        Title: Attorney-in-Fact


                                PERSEUS-SOROS PARTNERS, LLC

                                By:     SFM Participation, L.P.
                                        Managing Member

                                By:     SFM AH, LLC
                                        General Partner

                                By:     Soros Private Funds Management LLC
                                        Managing Member

                                By:     George Soros,
                                        Sole Member

                                By:     /s/ Richard D. Holahan, Jr.
                                        ---------------------------------------
                                        Name:  Richard D. Holahan, Jr.
                                        Title: Attorney-in-Fact

                                PERSEUS BIOTECH FUND PARTNERS, LLC

                                By:     Perseuspur EC, L.L.C.
                                        Managing Member

                                By:     Perseuspur, LLC
                                        Member

                                By:     /s/ Rodd Macklin
                                        ---------------------------------------
                                        Name:  Rodd Macklin
                                        Title: Secretary and Treasurer


                                PERSEUS EC, L.L.C.

                                By:     Perseuspur, LLC
                                        Member

                                By:     /s/ Rodd Macklin
                                        ---------------------------------------
                                        Name:  Rodd Macklin
                                        Title: Secretary and Treasurer


                                PERSEUSPUR, LLC

                                By:     /s/ Rodd Macklin
                                        ---------------------------------------
                                        Name:  Rodd Macklin
                                        Title: Secretary and Treasurer


                                MR. FRANK H. PEARL

                                By:     /s/ Frank H. Pearl
                                        ---------------------------------------
                                        Name:  Frank H. Pearl


                                SFM PARTICIPATION, L.P.

                                By:     SFM AH, Inc.
                                        General Partner

                                By:     Soros Private Funds Management LLC
                                        Managing Member

                                By:     George Soros,
                                        Sole Member

                                By:     /s/ Richard D. Holahan, Jr.
                                        ---------------------------------------
                                        Name:  Richard D. Holahan, Jr.
                                        Title: Attorney-in-Fact


                                SFM AH, LLC

                                By:     Soros Private Funds Management LLC
                                        Managing Member

                                By:     George Soros,
                                        Sole Member

                                By:     /s/ Richard D. Holahan, Jr.
                                        ---------------------------------------
                                        Name:  Richard D. Holahan, Jr.
                                        Title: Attorney-in-Fact

                                MR. GEORGE SOROS

                                By:     /s/ Richard D. Holahan, Jr.
                                        ---------------------------------------
                                        Name:  Richard D. Holahan, Jr.
                                        Title: Attorney-in-Fact


                                SOROS FUND MANAGEMENT LLC

                                By:     /s/ Richard D. Holahan, Jr.
                                        ---------------------------------------
                                        Name:  Richard D. Holahan, Jr.
                                        Title: Assistant General Counsel

                                     ANNEX A

                    EXECUTIVE OFFICERS OF PERSEUS EC, L.L.C.

NAME/TITLE/CITIZENSHIP              PRINCIPAL OCCUPATION               BUSINESS ADDRESS
----------------------              --------------------               ----------------
Frank H. Pearl                      Executive officer of Perseus,      2099 Pennsylvania Avenue
Chairman, President and Chief       LLC and its related entities       Suite 900
Executive Officer                                                      Washington, D.C. 20006-1813
United States
Kenneth M. Socha                    Executive officer of Perseus,      2099 Pennsylvania Avenue
Executive Vice President            LLC and its related entities       Suite 900
United States                                                          Washington, D.C. 20006-1813
Rodd Macklin                        Executive officer of Perseus,      2099 Pennsylvania Avenue
Secretary and Treasurer             LLC and its related entities       Suite 900
United States                                                          Washington, D.C. 20006-1813


         Except as otherwise disclosed elsewhere in this Schedule 13D, to the best of the Reporting Persons' knowledge:

         (a) None of the above persons hold any Common Stock or securities derivative thereof.

         (b) None of the above persons has any contracts, arrangements, understandings or relationships with respect to the Common Stock or securities derivative thereof.

                                     ANNEX B

                      EXECUTIVE OFFICERS OF PERSEUSPUR, LLC

NAME/TITLE/CITIZENSHIP              PRINCIPAL OCCUPATION               BUSINESS ADDRESS
Frank H. Pearl                      Executive officer of Perseus,      2099 Pennsylvania Avenue
Chairman, President and Chief       LLC and its related entities       Suite 900
Executive Officer                                                      Washington, D.C. 20006-1813
United States
Kenneth M. Socha                    Executive officer of Perseus,      2099 Pennsylvania Avenue
Executive Vice President            LLC and its related entities       Suite 900
United States                                                          Washington, D.C. 20006-1813
Rodd Macklin                        Executive officer of Perseus,      2099 Pennsylvania Avenue
Secretary and Treasurer             LLC and its related entities       Suite 900
United States                                                          Washington, D.C. 20006-1813


         Except as otherwise disclosed elsewhere in this Schedule 13D, to the best of the Reporting Persons' knowledge:

         (a) None of the above persons hold any Common Stock or securities derivative thereof.

         (b) None of the above persons has any contracts, arrangements, understandings or relationships with respect to the Common Stock or securities derivative thereof.